UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

                   QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
                    REGISTERED MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-05715
                                                     ---------

             The Gabelli Convertible and Income Securities Fund Inc.
        ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
        ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
        ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                    Date of reporting period: March 31, 2008
                                              --------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.
The Schedule(s) of Investments is attached herewith.



                                                                          [LOGO]
                                                               THE GABELLI
                                                               CONVERTIBLE AND
                                                               INCOME SECURITIES
                                                               FUND INC.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

                              First Quarter Report
                                 March 31, 2008

TO OUR SHAREHOLDERS,

      The Gabelli Convertible and Income Securities Fund's (the "Fund") net asset value ("NAV") total return was (5.7)% during the first quarter of 2008, compared with declines of 9.4% and 6.2% for the Standard & Poor's ("S&P") 500 Index and the Lipper Convertible Securities Fund Average, respectively, and a gain of 2.5% for the Lehman Brothers Government/Corporate Bond Index. The total return for the Fund's publicly traded shares was (2.4)% during the first quarter. On March 31, 2008, the Fund's NAV per share was $7.25, while the price of the publicly traded shares closed at $7.29 on the New York Stock Exchange ("NYSE").

      Enclosed is the investment portfolio as of March 31, 2008.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2008 (a)
                -------------------------------------------------

                                                                                                                        Since
                                                                                                                      Inception
                                                           Quarter    1 Year    3 Year   5 Year   10 Year   15 Year   (07/03/89)
                                                           -------   --------   ------   ------   -------   -------   ----------
GABELLI CONVERTIBLE AND INCOME SECURITIES FUND
   NAV TOTAL RETURN (b) ................................   (5.71)%    (3.76)%    6.23%    6.82%    4.68%    6.22%       7.28%
   INVESTMENT TOTAL RETURN (c) .........................   (2.35)    (11.81)     1.67     3.83     5.25      N/A(d)     6.13(d)
S&P 500 Index ..........................................   (9.44)     (5.08)     5.84    11.32     3.50     9.45       10.23(e)
Lehman Brothers Government/Corporate Bond Index ........    2.53       8.35      5.55     4.62     6.12     6.40        7.31(e)
Lipper Convertible Securities Fund Average .............   (6.24)     (1.95)     5.93     9.30     5.31     8.09        9.22(e)

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED MARKET VALUE WEIGHTED INDEX THAT TRACKS THE TOTAL RETURN PERFORMANCE OF FIXED RATE, PUBLICLY PLACED, DOLLAR DENOMINATED OBLIGATIONS. THE LIPPER CONVERTIBLE SECURITIES FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS AND INTEREST INCOME ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN THE NAV PER SHARE, REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, AND ADJUSTMENTS FOR RIGHTS OFFERINGS AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $10.00.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $11.25.

(d) THE FUND CONVERTED TO CLOSED-END STATUS ON MARCH 31, 1995 AND HAD NO OPERATING HISTORY ON THE NEW YORK STOCK EXCHANGE PRIOR TO THAT DATE.

(e) FROM JUNE 30, 1989, THE DATE CLOSEST TO THE FUND'S INCEPTION FOR WHICH DATA IS AVAILABLE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
We have separated the portfolio manager's commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager's commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
--------------------------------------------------------------------------------

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                             SCHEDULE OF INVESTMENTS
                           MARCH 31, 2008 (UNAUDITED)

  PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                                                               VALUE
------------                                                                                                       ---------------
               CONVERTIBLE CORPORATE BONDS -- 20.3%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.0%
$  6,000,000   Standard Motor Products Inc., Sub. Deb. Cv., 6.750%, 07/15/09 ...................................   $     5,745,000
                                                                                                                   ---------------
               BROADCASTING -- 3.8%
   1,500,000   Sinclair Broadcast Group Inc., Cv. (STEP), 4.875%, 07/15/18 .....................................         1,372,500
   4,500,000   Sinclair Broadcast Group Inc., Sub. Deb. Cv., 6.000%, 09/15/12 ..................................         4,016,250
                                                                                                                   ---------------
                                                                                                                         5,388,750
                                                                                                                   ---------------
               BUSINESS SERVICES -- 0.0%
     900,000   BBN Corp., Sub. Deb. Cv., 6.000%, 04/01/12+ (a) .................................................                 0
                                                                                                                   ---------------
               CABLE AND SATELLITE -- 0.0%
     400,000   Adelphia Communications Corp., Sub. Deb. Cv., 3.250%, 05/01/21+ (a) .............................                 0
                                                                                                                   ---------------
               COMMUNICATIONS EQUIPMENT -- 4.9%
   3,000,000   Agere Systems Inc., Sub. Deb. Cv., 6.500%, 12/15/09 .............................................         3,045,000
   4,000,000   Nortel Networks Corp., Cv., 4.250%, 09/01/08 ....................................................         3,970,000
                                                                                                                   ---------------
                                                                                                                         7,015,000
                                                                                                                   ---------------
               CONSUMER PRODUCTS -- 0.1%
     100,000   Church & Dwight Co. Inc., Deb. Cv., 5.250%, 08/15/33 (b) ........................................           149,284
   1,500,000   Pillowtex Corp., Sub. Deb. Cv., 9.000%, 12/15/08 (a) ............................................                 0
                                                                                                                   ---------------
                                                                                                                           149,284
                                                                                                                   ---------------
               DIVERSIFIED INDUSTRIAL -- 0.8%
   1,400,000   Roper Industries Inc., Cv. (STEP), 1.481%, 01/15/34 .............................................         1,051,750
      50,000   Trinity Industries Inc., Sub. Deb. Cv., 3.875%, 06/01/36 ........................................            42,625
                                                                                                                   ---------------
                                                                                                                         1,094,375
                                                                                                                   ---------------
               ELECTRONICS -- 0.1%
      10,000   Artesyn Technologies Inc., Sub. Deb. Cv., 5.500%, 08/15/10 (b) ..................................            13,691
     100,000   CTS Corp., Sub. Deb. Cv., 2.125%, 05/01/24 ......................................................            95,375
                                                                                                                   ---------------
                                                                                                                           109,066
                                                                                                                   ---------------
               ENERGY AND UTILITIES -- 0.9%
     500,000   Devon Energy Corp., Deb. Cv., 4.950%, 08/15/08 ..................................................           800,000

  PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                                                               VALUE
------------                                                                                                       ---------------
$    100,000   Texas Competitive Electric Holdings Co. LLC, Cv., 10.250%, 11/01/15 (b) .........................   $       100,125
     400,000   Unisource Energy Corp., Cv., 4.500%, 03/01/35 (b) ...............................................           345,000
                                                                                                                   ---------------
                                                                                                                         1,245,125
                                                                                                                   ---------------
               EQUIPMENT AND SUPPLIES -- 0.0%
      10,000   Regal-Beloit Corp., Sub. Deb. Cv., 2.750%, 03/15/24 .............................................            14,550
                                                                                                                   ---------------
               FINANCIAL SERVICES -- 0.9%
     500,000   Conseco Inc., Cv. (STEP), 3.500%, 09/30/35 (b) ..................................................           416,250
   1,000,000   PrivateBancorp Inc., Cv., 3.625%, 03/15/27 ......................................................           957,500
                                                                                                                   ---------------
                                                                                                                         1,373,750
                                                                                                                   ---------------
               HEALTH CARE -- 0.6%
     900,000   Advanced Medical Optics Inc., Sub. Deb. Cv., 3.250%, 08/01/26 ...................................           655,875
     100,000   Millipore Corp., Cv., 3.750%, 06/01/26 ..........................................................           102,875
     150,000   Sabratek Corp., Sub. Deb. Cv., 6.000%, 04/15/08+ (a) ............................................                 0
     150,000   Thoratec Corp., Sub. Deb. Cv. (STEP), 1.380%, 05/16/34 ..........................................            85,687
                                                                                                                   ---------------
                                                                                                                           844,437
                                                                                                                   ---------------
               MANUFACTURED HOUSING AND
               RECREATIONAL VEHICLES -- 0.1%
     100,000   Fleetwood Enterprises Inc., Sub. Deb. Cv., 5.000%, 12/15/23 (b) .................................            92,500
                                                                                                                   ---------------
               REAL ESTATE -- 0.9%
   2,500,000   Palm Harbor Homes Inc., Cv., 3.250%, 05/15/24 ...................................................         1,309,375
                                                                                                                   ---------------
               RETAIL -- 2.2%
      60,000   Costco Wholesale Corp., Sub. Deb. Cv., Zero Coupon, 08/19/17 ....................................            88,800
     100,000   Pier 1 Imports Inc., Cv. (STEP), 6.375%, 02/15/36 ...............................................            84,125
   3,000,000   The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11 ................................         2,977,500
                                                                                                                   ---------------
                                                                                                                         3,150,425
                                                                                                                   ---------------
               TELECOMMUNICATIONS -- 0.0%
               AMNEX Inc., Sub. Deb. Cv.,
      30,000      8.500%, 09/25/49+ (a)(b) .....................................................................                 0
      50,000      8.500%, 09/25/49+ (a)(b)(c) ..................................................................                 0

               See accompanying notes to schedule of investments.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2008 (UNAUDITED)

  PRINCIPAL                                                                                                             MARKET
   AMOUNT                                                                                                               VALUE
------------                                                                                                       ---------------
               CONVERTIBLE CORPORATE BONDS (CONTINUED)
               TELECOMMUNICATIONS (CONTINUED)
$     50,000   Commonwealth Telephone Enterprises Inc., Ser. A, Cv., 3.250%, 07/15/23 (a) ......................   $        51,357
                                                                                                                   ---------------
                                                                                                                            51,357
                                                                                                                   ---------------
               WIRELESS COMMUNICATIONS -- 1.0%
   1,500,000   Nextel Communications Inc., Cv., 5.250%, 01/15/10 ...............................................         1,383,750
                                                                                                                   ---------------
               TOTAL CONVERTIBLE CORPORATE BONDS ...............................................................        28,966,744
                                                                                                                   ---------------

   SHARES
------------
               CONVERTIBLE PREFERRED STOCKS -- 2.7%
               AEROSPACE -- 0.7%
       6,500   Northrop Grumman Corp., 7.000% Cv. Pfd., Ser. B .................................................           916,630
                                                                                                                   ---------------
               AUTOMOTIVE -- 0.0%
       1,000   General Motors Corp., 6.250% Cv. Pfd., Ser. C ...................................................            16,500
                                                                                                                   ---------------
               BUSINESS SERVICES -- 0.0%
      15,143   Interep National Radio Sales Inc., 4.000% Cv. Pfd., Ser. A+ (a)(b)(c) ...........................            30,287
      20,000   Key3Media Group Inc. (STEP), 5.500% Cv. Pfd., Ser. B+ (a) .......................................               117
                                                                                                                   ---------------
                                                                                                                            30,404
                                                                                                                   ---------------
               COMMUNICATIONS EQUIPMENT -- 0.3%
         600   Lucent Technologies Capital Trust I, 7.750% Cv. Pfd. ............................................           420,000
                                                                                                                   ---------------
               ENERGY AND UTILITIES -- 0.7%
       6,000   AES Trust III, 6.750% Cv. Pfd. ..................................................................           279,000
         500   El Paso Corp., 4.990% Cv. Pfd. (b) ..............................................................           681,154
         300   El Paso Energy Capital Trust I, 4.750% Cv. Pfd., Ser. C .........................................            10,920
                                                                                                                   ---------------
                                                                                                                           971,074
                                                                                                                   ---------------
               ENTERTAINMENT -- 0.2%
      20,000   Six Flags Inc., 7.250% Cv. Pfd. .................................................................           243,000
                                                                                                                   ---------------
               FINANCIAL SERVICES -- 0.0%
         100   Alleghany Corp., 5.750% Cv. Pfd. ................................................................            31,487
                                                                                                                   ---------------
               HEALTH CARE -- 0.1%
         100   Elite Pharmaceuticals Inc., $2.32 Cv. Pfd. Ser. C (a)(c)+ .......................................           100,000
                                                                                                                   ---------------

                                                                                                                        MARKET
   SHARES                                                                                                               VALUE
------------                                                                                                       ---------------
               TELECOMMUNICATIONS -- 0.4%
      14,000   Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B ...................................................   $       593,600
                                                                                                                   ---------------
               TRANSPORTATION -- 0.3%
       2,500   GATX Corp., $2.50 Cv. Pfd. ......................................................................           484,150
                                                                                                                   ---------------
               TOTAL CONVERTIBLE PREFERRED STOCKS ..............................................................         3,806,845
                                                                                                                   ---------------
               COMMON STOCKS -- 31.7%
               AEROSPACE -- 0.6%
      12,842   Kaman Corp. .....................................................................................           363,300
      52,500   Rolls-Royce Group plc+ ..........................................................................           419,900
   4,704,000   Rolls-Royce Group plc, Cl. B ....................................................................             9,336
                                                                                                                   ---------------
                                                                                                                           792,536
                                                                                                                   ---------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.4%
      50,000   Genuine Parts Co. ...............................................................................         2,011,000
                                                                                                                   ---------------
               BROADCASTING -- 0.6%
      26,100   Clear Channel Communications Inc. ...............................................................           762,642
      10,000   Emmis Communications Corp., Cl. A+ ..............................................................            34,800
                                                                                                                   ---------------
                                                                                                                           797,442
                                                                                                                   ---------------
               BUSINESS SERVICES -- 1.3%
      15,000   ChoicePoint Inc.+ ...............................................................................           714,000
     322,000   Trans-Lux Corp.+ (d) ............................................................................         1,127,000
                                                                                                                   ---------------
                                                                                                                         1,841,000
                                                                                                                   ---------------
               CABLE AND SATELLITE -- 0.6%
     493,409   Adelphia Recovery Trust+ (a) ....................................................................                 0
      37,000   Cablevision Systems Corp., Cl. A+ ...............................................................           792,910
       2,000   Rogers Communications Inc., Cl. B ...............................................................            71,840
                                                                                                                   ---------------
                                                                                                                           864,750
                                                                                                                   ---------------
               COMMUNICATIONS EQUIPMENT -- 0.5%
      30,000   Corning Inc. ....................................................................................           721,200
                                                                                                                   ---------------
               COMPUTER HARDWARE -- 1.1%
      14,000   International Business Machines Corp. ...........................................................         1,611,960
                                                                                                                   ---------------
               COMPUTER SOFTWARE AND SERVICES -- 2.7%
     150,000   BEA Systems Inc.+ ...............................................................................         2,872,500
      15,000   Diebold Inc. ....................................................................................           563,250
      48,859   Furmanite Corp.+ ................................................................................           415,301
       2,000   Microsoft Corp. .................................................................................            56,760
                                                                                                                   ---------------
                                                                                                                         3,907,811
                                                                                                                   ---------------
               CONSUMER PRODUCTS -- 0.5%
       2,000   Avon Products Inc. ..............................................................................            79,080
      30,000   Swedish Match AB ................................................................................           653,837
                                                                                                                   ---------------
                                                                                                                           732,917
                                                                                                                   ---------------

               See accompanying notes to schedule of investments.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2008 (UNAUDITED)

                                                                                                                        MARKET
   SHARES                                                                                                               VALUE
------------                                                                                                       ---------------
               COMMON STOCKS (CONTINUED)
               DIVERSIFIED INDUSTRIAL -- 1.1%
      40,000   General Electric Co. ............................................................................   $     1,480,400
      36,000   WHX Corp.+ ......................................................................................            94,500
                                                                                                                   ---------------
                                                                                                                         1,574,900
                                                                                                                   ---------------
               ELECTRONICS -- 0.3%
      22,000   Intel Corp. .....................................................................................           465,960
                                                                                                                   ---------------
               ENERGY AND UTILITIES -- 7.3%
       6,000   Anadarko Petroleum Corp. ........................................................................           378,180
      10,000   BP plc, ADR .....................................................................................           606,500
       2,000   Cameron International Corp.+ ....................................................................            83,280
       4,060   CH Energy Group Inc. ............................................................................           157,934
      14,000   Chevron Corp. ...................................................................................         1,195,040
       5,000   ConocoPhillips ..................................................................................           381,050
       2,000   Devon Energy Corp. ..............................................................................           208,660
       2,000   Energy East Corp. ...............................................................................            48,240
      18,000   Exxon Mobil Corp. ...............................................................................         1,522,440
      10,100   FPL Group Inc. ..................................................................................           633,674
      22,000   Great Plains Energy Inc. ........................................................................           542,300
      20,000   Halliburton Co. .................................................................................           786,600
      41,000   Mirant Corp.+ ...................................................................................         1,491,990
   1,200,000   Mirant Corp., Escrow+ ...........................................................................                 0
       7,000   National Fuel Gas Co. ...........................................................................           330,470
      15,000   Northeast Utilities .............................................................................           368,100
      10,000   Progress Energy Inc., CVO+ (a) ..................................................................             3,300
      18,000   Royal Dutch Shell plc, Cl. A, ADR ...............................................................         1,241,640
       7,000   SJW Corp. .......................................................................................           200,130
      10,000   Xcel Energy Inc. ................................................................................           199,500
                                                                                                                   ---------------
                                                                                                                        10,379,028
                                                                                                                   ---------------
               EQUIPMENT AND SUPPLIES -- 0.1%
       3,000   Mueller Industries Inc. .........................................................................            86,550
                                                                                                                   ---------------
               FINANCIAL SERVICES -- 2.5%
       2,000   AllianceBernstein Holding LP ....................................................................           126,760
      35,000   American Express Co. ............................................................................         1,530,200
      35,000   Citigroup Inc. ..................................................................................           749,700
       5,000   Federal National Mortgage Association ...........................................................           131,600
      10,000   Marsh & McLennan Companies Inc. .................................................................           243,500
      25,000   Wells Fargo & Co. ...............................................................................           727,500
                                                                                                                   ---------------
                                                                                                                         3,509,260
                                                                                                                   ---------------
               FOOD AND BEVERAGE -- 3.9%
       6,000   Anheuser-Busch Companies Inc. ...................................................................           284,700
      22,000   Cadbury Schweppes plc, ADR ......................................................................           972,840
      23,000   General Mills Inc. ..............................................................................         1,377,240
     213,860   Parmalat SpA, GDR (b)(c) ........................................................................           825,157
       2,700   Pernod-Ricard SA ................................................................................           277,754
      30,000   The Coca-Cola Co. ...............................................................................         1,826,100
                                                                                                                   ---------------
                                                                                                                         5,563,791
                                                                                                                   ---------------

                                                                                                                        MARKET
   SHARES                                                                                                               VALUE
------------                                                                                                       ---------------
               HEALTH CARE -- 2.2%
      20,000   Eli Lilly & Co. .................................................................................   $     1,031,800
       2,143   Elite Pharmaceuticals Inc., Cl. A+ (a) ..........................................................             1,972
       2,500   Johnson & Johnson ...............................................................................           162,175
       2,000   Merck & Co. Inc. ................................................................................            75,900
      75,000   Pfizer Inc. .....................................................................................         1,569,750
       8,000   UnitedHealth Group Inc. .........................................................................           274,880
                                                                                                                   ---------------
                                                                                                                         3,116,477
                                                                                                                   ---------------
               HOTELS AND GAMING -- 1.1%
     260,037   Ladbrokes plc ...................................................................................         1,606,298
                                                                                                                   ---------------
               PUBLISHING -- 0.0%
       3,000   PRIMEDIA Inc. ...................................................................................            22,050
                                                                                                                   ---------------
               RETAIL -- 1.0%
       5,000   Costco Wholesale Corp. ..........................................................................           324,850
      15,000   Wal-Mart Stores Inc. ............................................................................           790,200
      10,000   Walgreen Co. ....................................................................................           380,900
                                                                                                                   ---------------
                                                                                                                         1,495,950
                                                                                                                   ---------------
               TELECOMMUNICATIONS -- 1.0%
       7,000   Philippine Long Distance Telephone Co., ADR .....................................................           465,220
      27,000   Verizon Communications Inc. .....................................................................           984,150
                                                                                                                   ---------------
                                                                                                                         1,449,370
                                                                                                                   ---------------
               TRANSPORTATION -- 0.3%
      11,000   GATX Corp. ......................................................................................           429,770
                                                                                                                   ---------------
               WIRELESS COMMUNICATIONS -- 1.6%
      50,100   Rural Cellular Corp., Cl. A+ ....................................................................         2,215,923
          49   Winstar Communications Inc.+ (a) ................................................................                 0
                                                                                                                   ---------------
                                                                                                                         2,215,923
                                                                                                                   ---------------
               TOTAL COMMON STOCKS .............................................................................        45,195,943
                                                                                                                   ---------------
               PREFERRED STOCKS -- 0.0%
               TELECOMMUNICATIONS -- 0.0%
       3,679   PTV Inc., 10.000% Pfd., Ser. A ..................................................................             1,288
                                                                                                                   ---------------

  PRINCIPAL
   AMOUNT
------------
               CORPORATE BONDS -- 0.3%
               DIVERSIFIED INDUSTRIAL -- 0.3%
$    486,300   GP Strategies Corp., Sub. Deb., 6.000%, 08/14/08 (a)(c) .........................................           436,103
                                                                                                                   ---------------

               See accompanying notes to schedule of investments.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2008 (UNAUDITED)

                                                                                                                        MARKET
  SHARES                                                                                                                VALUE
------------                                                                                                       ---------------
               WARRANTS -- 0.0%
               CONSUMER PRODUCTS -- 0.0%
       4,331   Pillowtex Corp., expire 11/24/09+ (a) ...........................................................   $             0
                                                                                                                   ---------------
               DIVERSIFIED INDUSTRIAL -- 0.0%
     379,703   National Patent Development Corp., expire 08/14/08+ (a)(c) ......................................             6,774
                                                                                                                   ---------------
               FOOD AND BEVERAGE -- 0.0%
       1,300   Parmalat SpA, GDR, expire 12/31/15+ (a)(b)(c) ...................................................             2,117
                                                                                                                   ---------------
               HEALTH CARE -- 0.0%
      12,930   Elite Pharmaceuticals Inc., expire 04/24/12+ (a)(c) .............................................             8,498
                                                                                                                   ---------------
               TOTAL WARRANTS ..................................................................................            17,389
                                                                                                                   ---------------

 PRINCIPAL
   AMOUNT
------------
               U.S. GOVERNMENT OBLIGATIONS -- 45.0%
               U.S. TREASURY BILLS -- 42.6%
$ 60,866,000   U.S. Treasury Bills, 1.017% to 3.168%++, 04/03/08 to 09/18/08 ...................................        60,662,943
                                                                                                                   ---------------
               U.S. TREASURY NOTES -- 2.4%
   3,302,000   U.S. Treasury Note, 5.000%, 07/31/08 ............................................................         3,341,987
                                                                                                                   ---------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS ...............................................................        64,004,930
                                                                                                                   ---------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $143,861,170) ..........................................................................................   $   142,429,242
                                                                                                                   ===============
             Aggregate book cost ...............................................................................   $   144,185,017
                                                                                                                   ===============
             Gross unrealized appreciation .....................................................................   $     7,437,256
             Gross unrealized depreciation .....................................................................        (9,193,031)
                                                                                                                   ---------------
             Net unrealized appreciation/depreciation ........................................................     $    (1,755,775)
                                                                                                                   ===============

----------
(a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2008, the market value of fair valued securities amounted to $640,525 or 0.45% of total investments.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the market value of Rule 144A securities amounted to $2,655,565 or 1.86% of total investments. Except as noted in (c), these securities are liquid.

(c) At March 31, 2008, the Fund held investments in restricted and illiquid securities amounting to $1,408,936 or 0.99% of total investments, which were valued under methods approved by the Board of Directors as follows:

ACQUISITION
  SHARES/                                                                                                       03/31/2008
 PRINCIPAL                                                                        ACQUISITION   ACQUISITION   CARRYING VALUE
   AMOUNT      ISSUER                                                                DATE          COST          PER UNIT
------------   ------                                                             -----------   -----------   --------------
$     50,000   Amnex Inc., Sub. Deb., Cv.,
                  8.500%, 09/25/49 ............................................     09/15/97    $    48,801               --
         100   Elite Pharmaceuticals Inc.,
                  $2.32 Cv. Pfd. Ser C ........................................     04/25/07         91,465   $   1,000.0000
      12,930   Elite Pharmaceuticals Inc.
                  Warrants expire 04/24/12 ....................................     04/25/07          8,535           0.6572
$    486,300   GP Strategies Corp.,
                  Sub. Deb., 6.000%, 08/14/08 .................................     08/14/03        338,548          89.6778
      15,143   Interep National Radio Sales Inc.,
                  4.000% Cv. Pfd., Ser. A .....................................     05/03/02      1,347,184           2.0001
     379,703   National Patent Development Corp.
                  Warrants expire 08/14/08 ....................................     11/24/04             --           0.0178
     213,860   Pamalat SpA, GDR ...............................................     04/10/03             --           3.8584
       1,300   Pamalat SpA, GDR,
                  Warrants expire 12/31/15 ....................................     11/09/05             --           1.6285

(d) Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR   American Depositary Receipt
CVO   Contingent Value Obligation
GDR   Global Depositary Receipt
STEP  Step coupon bond. The rate disclosed is that in effect at March 31, 2008.

               See accompanying notes to schedule of investments.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                  NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

1. SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board"), so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC, the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board.

ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157 "FAIR VALUE MEASUREMENTS" ("SFAS 157")

On January 1, 2008, the Fund adopted SFAS 157 that clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

      o     Level 1 - quoted prices in active markets for identical securities;

      o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

      o Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund's net assets as of March 31, 2008 is as follows:

                                                INVESTMENTS IN   OTHER FINANCIAL INSTRUMENTS
                                                  SECURITIES             (UNREALIZED
VALUATION INPUTS                                (MARKET VALUE)          DEPRECIATION)*
----------------                                --------------   ---------------------------
Level 1 - Quoted Prices                          $ 54,615,372                   --
Level 2 - Other Significant Observable Inputs      87,274,350             $(22,070)
Level 3 - Significant Unobservable Inputs             539,520                   --
                                                 ------------             --------
Total                                            $142,429,242             $(22,070)
                                                 ============             ========

----------
* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
            NOTES TO SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                              INVESTMENTS IN
                                                                SECURITIES
                                                              (MARKET VALUE)
                                                              --------------
   BALANCE AS OF 12/31/07                                        $437,162
   Accrued discounts/premiums                                      10,684
   Realized gain (loss)                                                --
   Change in unrealized appreciation/depreciation                  91,674
   Net purchases (sales)                                               --
   Transfers in and/or out of Level 3                                  --
                                                                 --------
   BALANCE AS OF 3/31/08                                         $539,520
                                                                 ========

2. SWAP AGREEMENTS. The Fund may enter into equity and contract for difference swap transactions. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts, or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize the risk. Depending on the general state of short-term interest rates and the returns of the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The use of derivative instruments may involve, to varying degrees, elements of market and counterparty risk in excess of the amount recognized below.

The Fund has entered into a contract for difference swap agreement with Bear, Stearns International Limited. Details of the swap at March 31, 2008 is as follows:

                                                                                                          NET
       NOTIONAL                 EQUITY SECURITY              INTEREST RATE/            TERMINATION    UNREALIZED
        AMOUNT                     RECEIVED               EQUITY SECURITY PAID            DATE       DEPRECIATION
-------------------------   ---------------------   --------------------------------   -----------   ------------
                                Market Value        Overnight LIBOR plus 40 bps plus
                              Appreciation on:       Market Value Depreciation on:
$ 401,418 (47,500 shares)   Rolls-Royce Group plc        Rolls-Royce Group plc          12/15/08       $(22,070)

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

             The Gabelli Convertible and Income Securities Fund Inc.
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the plan may contact Computershare at (800) 336-6983.

      If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

      SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

      The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

--------------------------------------------------------------------------------

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                            AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A SHAREHOLDER?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o     INFORMATION   ABOUT  YOUR   TRANSACTIONS   WITH  US.  This  would  include
      information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS
             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS                                 OFFICERS

Mario J. Gabelli, CFA                     Bruce N. Alpert
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,       PRESIDENT
   GAMCO INVESTORS, INC.                  Peter D. Goldstein
                                             CHIEF COMPLIANCE OFFICER
E. Val Cerutti
   CHIEF EXECUTIVE OFFICER,               Laurissa M. Martire
   CERUTTI CONSULTANTS, INC.                 VICE PRESIDENT & OMBUDSMAN

Anthony J. Colavita                       Agnes Mullady
   ATTORNEY-AT-LAW,                          TREASURER AND SECRETARY
   ANTHONY J. COLAVITA, P.C.
                                          INVESTMENT ADVISER
Dugald A. Fletcher                        Gabelli Funds, LLC
   PRESIDENT, FLETCHER & COMPANY, INC.    One Corporate Center
                                          Rye, New York 10580-1422
Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT,           CUSTODIAN
   PROFESSOR EMERITUS, PACE UNIVERSITY    State Street Bank and Trust Company

Werner J. Roeder, MD                      COUNSEL
   MEDICAL DIRECTOR,                      Skadden, Arps, Slate, Meagher & Flom LLP
   LAWRENCE HOSPITAL
                                          TRANSFER AGENT AND REGISTRAR
Anthonie C. van Ekris                     Computershare Trust Company, N.A.
   CHAIRMAN, BALMAC INTERNATIONAL, INC.
                                          STOCK EXCHANGE LISTING
Salvatore J. Zizza
   CHAIRMAN, ZIZZA & CO., LTD.                                                  6.00%
                                                                   Common     Preferred
                                                                 ----------   ---------
                                          NYSE-Symbol:              GCV        GCV PrB
                                          Shares Outstanding:    12,693,456    990,800

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred stock is trading at a discount to the liquidation value.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE AND
INCOME SECURITIES FUND INC.
ONE CORPORATE CENTER
RYE, NY 10580-1422
(914) 921-5070
WWW.GABELLI.COM

                                                         FIRST QUARTER REPORT
                                                         MARCH 31, 2008

                                                                     GCV Q1/2008

ITEM 2. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Convertible and Income Securities Fund Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date                       May 29, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date                       May 29, 2008
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By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer


Date                       May 29, 2008
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* Print the name and title of each signing officer under his or her signature.